Exhibit 99.2
Reinsurance Group of America, Incorporated®
Financial Supplement
First Quarter 2010
(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address			Contacts:
1370 Timberlake Manor Parkway	www.rgare.com			Jack B. Lay
Chesterfield, Missouri 63017				Senior Executive Vice President
U.S.A.				and Chief Financial Officer
Phone: (636) 736-7000
	Current Ratings			e-mail: jlay@rgare.com

	Standard & Poor's	A.M. Best	Moody's	John Hayden
Financial Strength Ratings				Sr. Vice President
RGA Reinsurance Company	AA-	A+	A1	Controller & Investor Relations
RGA Life Reinsurance Company of Canada	AA-	A+	NR	Phone: (636) 736-7243
RGA International Reinsurance Company Limited	AA-	NR	NR	e-mail: jhayden@rgare.com
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
1st Quarter 2010
Table of Contents
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
Additionally, RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended or As of					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands, except inforce & per share data)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Net premiums	$1,628,464	$1,598,754	$1,405,179	$1,375,181	$1,346,047	$282,417	$1,628,464	$1,346,047	$282,417
Net income — continuing operations	122,439	112,409	118,208	153,179	23,290	99,149	122,439	23,290	99,149
Operating income	93,008	125,833	114,571	130,562	67,355	25,653	93,008	67,355	25,653
Total assets	26,722,458	25,249,501	24,162,113	22,649,349	21,634,314	5,088,144

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,318.0	$1,290.5	$1,281.9	$1,280.5	$1,285.6	$32.4	$1,318.0	$1,285.6	$32.4
Canada	293.9	276.8	261.1	234.3	209.9	84.0	293.9	209.9	84.0
Europe & South Africa	395.6	408.9	388.2	382.9	332.8	62.8	395.6	332.8	62.8
Asia Pacific	355.6	348.9	343.4	321.6	293.0	62.6	355.6	293.0	62.6

Total Life Reinsurance in Force	$2,363.1	$2,325.1	$2,274.6	$2,219.3	$2,121.3	$241.8	$2,363.1	$2,121.3	$241.8

Assumed New Business Production (in billions) (1)
U.S.	$40.6	$42.5	$31.2	$25.8	$35.5	$5.1	$40.6	$35.5	$5.1
Canada	13.9	13.9	10.5	9.6	9.9	4.0	13.9	9.9	4.0
Europe & South Africa	21.7	42.5	19.9	22.7	36.0	(14.3)	21.7	36.0	(14.3)
Asia Pacific	2.7	5.3	8.6	3.3	3.8	(1.1)	2.7	3.8	(1.1)

Total New Business Production	$78.9	$104.2	$70.2	$61.4	$85.2	$(6.3)	$78.9	$85.2	$(6.3)

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$1.68	$1.54	$1.63	$2.11	$0.32	$1.36	$1.68	$0.32	$1.36
Operating income	$1.27	$1.73	$1.57	$1.79	$0.93	$0.34	$1.27	$0.93	$0.34
Diluted earnings per share from continuing operations
Net income	$1.64	$1.52	$1.61	$2.10	$0.32	$1.32	$1.64	$0.32	$1.32
Operating income	$1.25	$1.70	$1.56	$1.79	$0.92	$0.33	$1.25	$0.92	$0.33

Wgt. average common shares outstanding (basic)	73,046	72,895	72,781	72,770	72,710	336	73,046	72,710	336
Wgt. average common shares outstanding (diluted)	74,578	74,195	73,286	72,939	72,884	1,694	74,578	72,884	1,694

Common shares issued	73,364	73,364	73,363	73,364	73,363	1	73,364	73,363	1
Treasury shares	261	374	573	589	600	(339)	261	600	(339)
Common shares outstanding	73,103	72,990	72,790	72,775	72,763	340	73,103	72,763	340

Book value per share	$56.98	$52.99	$51.83	$42.59	$33.99
Per share effect of accumulated other comprehensive income (AOCI)	$6.49	$4.10	$4.36	$(3.31)	$(9.79)
Book value per share, excluding AOCI	$50.49	$48.89	$47.47	$45.90	$43.78
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,628,464	$1,598,754	$1,405,179	$1,375,181	$1,346,047	$282,417	$1,628,464	$1,346,047	$282,417
Investment income, net of related expenses	304,258	315,159	299,471	284,636	223,196	81,062	304,258	223,196	81,062
Investment related gains (losses), net
OTTI on fixed maturity securities	(7,430)	(40,552)	(16,945)	(36,942)	(34,395)	26,965	(7,430)	(34,395)	26,965
OTTI on fixed maturity securities transferred to/from AOCI	2,344	3,910	(4,000)	16,135	—	2,344	2,344	—	2,344
Other investment related gains (losses), net	136,271	22,505	63,304	98,995	(37,867)	174,138	136,271	(37,867)	174,138

Total investment related gains (losses), net	131,185	(14,137)	42,359	78,188	(72,262)	203,447	131,185	(72,262)	203,447
Other revenue	36,278	44,059	31,972	75,161	33,859	2,419	36,278	33,859	2,419

Total revenues	2,100,185	1,943,835	1,778,981	1,813,166	1,530,840	569,345	2,100,185	1,530,840	569,345

Benefits and expenses:
Claims and other policy benefits	1,375,180	1,370,175	1,155,811	1,123,696	1,169,744	205,436	1,375,180	1,169,744	205,436
Interest credited	56,934	128,779	85,153	72,897	36,909	20,025	56,934	36,909	20,025
Policy acquisition costs and other insurance expenses	366,302	179,333	271,789	308,403	198,801	167,501	366,302	198,801	167,501
Other operating expenses	91,199	80,532	76,403	71,095	66,749	24,450	91,199	66,749	24,450
Interest expense	15,449	22,985	5,243	19,595	22,117	(6,668)	15,449	22,117	(6,668)
Collateral finance facility expense	1,806	1,866	2,031	2,057	2,314	(508)	1,806	2,314	(508)

Total benefits and expenses	1,906,870	1,783,670	1,596,430	1,597,743	1,496,634	410,236	1,906,870	1,496,634	410,236

Income before income taxes — continuing operations	193,315	160,165	182,551	215,423	34,206	159,109	193,315	34,206	159,109

Income tax expense	70,876	47,756	64,343	62,244	10,916	59,960	70,876	10,916	59,960

Income — continuing operations	122,439	112,409	118,208	153,179	23,290	99,149	122,439	23,290	99,149
Loss from discontinued operations	—	—	—	—	—	—	—	—	—

Net income	$122,439	$112,409	$118,208	$153,179	$23,290	$99,149	$122,439	$23,290	$99,149

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	193,315	160,165	182,551	215,423	34,206	159,109	193,315	34,206	159,109
Investment and derivative losses (gains) — non-operating (1)	371	65,676	20,616	148,794	68,312	(67,941)	371	68,312	(67,941)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(122,635)	(3,028)	(51,454)	(64,337)	40,425	(163,060)	(122,635)	40,425	(163,060)
GMXB embedded derivatives (1)	(7,171)	(46,120)	(10,127)	(161,237)	(35,213)	28,042	(7,171)	(35,213)	28,042
Funds withheld losses (gains) — investment income	82	—	—	—	—	82	82	—	82
Funds withheld losses (gains) — policy acq. costs	(81)	—	—	—	—	(81)	(81)	—	(81)
EIA embedded derivatives — interest credited	(22,422)	12,563	(5,248)	(12,772)	(8,124)	(14,298)	(22,422)	(8,124)	(14,298)
EIA embedded derivatives — policy acq. costs	3,250	(801)	191	1,748	1,304	1,946	3,250	1,304	1,946
DAC offset, net	103,769	(5,572)	40,780	92,846	1,529	102,240	103,769	1,529	102,240
Gain on debt repurchase	—	—	—	(38,875)	—	—	—	—	—

Operating Income Before Income Taxes	$148,478	$182,883	$177,309	$181,590	$102,439	$46,039	$148,478	$102,439	$46,039

After-tax Operating Income Reconciliation:
Income — continuing operations	122,439	112,409	118,208	153,179	23,290	99,149	122,439	23,290	99,149
Investment and derivative losses (gains) — non-operating (1)	(47)	41,347	13,170	96,091	44,117	(44,164)	(47)	44,117	(44,164)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(79,713)	(1,968)	(33,445)	(41,819)	26,276	(105,989)	(79,713)	26,276	(105,989)
GMXB embedded derivatives (1)	(4,661)	(29,978)	(6,582)	(104,805)	(22,888)	18,227	(4,661)	(22,888)	18,227
Funds withheld losses (gains) — investment income	53	—	—	—	—	53	53	—	53
Funds withheld losses (gains) — policy acq. costs	(53)	—	—	—	—	(53)	(53)	—	(53)
EIA embedded derivatives — interest credited	(14,574)	8,166	(3,412)	(8,301)	(5,281)	(9,293)	(14,574)	(5,281)	(9,293)
EIA embedded derivatives — policy acq. costs	2,113	(521)	124	1,136	848	1,265	2,113	848	1,265
DAC offset, net	67,451	(3,622)	26,508	60,350	993	66,458	67,451	993	66,458
Gain on debt repurchase	—	—	—	(25,269)	—	—	—	—	—

Operating Income	$93,008	$125,833	$114,571	$130,562	$67,355	$25,653	$93,008	$67,355	$25,653

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands, except per share data)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,628,464	$1,598,754	$1,405,179	$1,375,181	$1,346,047	$282,417	$1,628,464	$1,346,047	$282,417
Investment income, net of related expenses	304,340	315,159	299,471	284,636	223,196	81,144	304,340	223,196	81,144
Investment related gains (losses), net	1,750	2,391	1,394	1,408	1,262	488	1,750	1,262	488
Other revenue	36,278	44,059	31,972	36,286	33,859	2,419	36,278	33,859	2,419

Total revenues	1,970,832	1,960,363	1,738,016	1,697,511	1,604,364	366,468	1,970,832	1,604,364	366,468

Benefits and expenses:
Claims and other policy benefits	1,375,180	1,370,175	1,155,811	1,123,696	1,169,744	205,436	1,375,180	1,169,744	205,436
Interest credited	79,356	116,216	90,401	85,669	45,033	34,323	79,356	45,033	34,323
Policy acquisition costs and other insurance expenses	259,364	185,706	230,818	213,809	195,968	63,396	259,364	195,968	63,396
Other operating expenses	91,199	80,532	76,403	71,095	66,749	24,450	91,199	66,749	24,450
Interest expense	15,449	22,985	5,243	19,595	22,117	(6,668)	15,449	22,117	(6,668)
Collateral finance facility expense	1,806	1,866	2,031	2,057	2,314	(508)	1,806	2,314	(508)

Total benefits and expenses	1,822,354	1,777,480	1,560,707	1,515,921	1,501,925	320,429	1,822,354	1,501,925	320,429

Operating income before income taxes	148,478	182,883	177,309	181,590	102,439	46,039	148,478	102,439	46,039

Operating income tax expense	55,470	57,050	62,738	51,028	35,084	20,386	55,470	35,084	20,386

Operating income	$93,008	$125,833	$114,571	$130,562	$67,355	$25,653	$93,008	$67,355	$25,653

Wgt. Average Common Shares Outstanding (Diluted)	74,578	74,195	73,286	72,939	72,884	1,694	74,578	72,884	1,694

Diluted Earnings Per Share — Operating Income	$1.25	$1.70	$1.56	$1.79	$0.92	$0.33	$1.25	$0.92	$0.33

Foreign currency effect on*:
Net premiums	$103,974	$81,807	$(41,517)	$(103,209)	$(144,690)	$248,664	$103,974	$(144,690)	$248,664
Operating income before income taxes	$9,497	$13,321	$(1,564)	$(9,666)	$(10,993)	$20,490	$9,497	$(10,993)	$20,490

*	Represents effect as compared to comparable prior year period
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2010	2009	2009	2009	2009
Assets
Fixed maturity securities (available for sale):	$12,775,342	$11,763,358	$10,986,825	$9,842,793	$8,831,920
Mortgage loans on real estate	797,272	791,668	736,982	757,501	764,038
Policy loans	1,162,723	1,136,564	1,079,051	1,085,752	1,081,030
Funds withheld at interest	5,180,300	4,895,356	4,820,534	4,675,191	4,505,054
Short-term investments	79,160	121,060	89,372	53,953	54,552
Other invested assets	564,753	516,086	516,079	482,028	582,784

Total investments	20,559,550	19,224,092	18,228,843	16,897,218	15,819,378
Cash and cash equivalents	525,360	512,027	546,882	416,947	586,542
Accrued investment income	140,921	107,447	151,744	119,411	118,140
Premiums receivable and other reinsurance balances	880,372	850,096	808,719	743,643	657,647
Reinsurance ceded receivables	731,479	716,480	714,761	738,926	746,736
Deferred policy acquisition costs	3,624,846	3,698,972	3,604,148	3,615,456	3,602,857
Other assets	259,930	140,387	107,016	117,748	103,014

Total assets	$26,722,458	$25,249,501	$24,162,113	$22,649,349	$21,634,314

Liabilities and Stockholders’ Equity
Future policy benefits	$8,540,298	$7,748,480	$7,405,615	$7,054,930	$6,636,919
Interest-sensitive contract liabilities	7,550,168	7,666,002	7,446,900	7,454,907	7,613,489
Other policy claims and benefits	2,429,147	2,229,083	2,202,428	2,046,887	1,956,834
Other reinsurance balances	211,532	106,706	153,627	144,234	197,695
Deferred income taxes	818,331	613,222	675,679	456,701	251,261
Other liabilities	782,117	792,775	679,347	566,805	577,909
Short-term debt	—	—	—	—	—
Long-term debt	1,216,140	1,216,052	816,648	816,575	917,913
Collateral finance facility	850,025	850,037	850,025	850,014	850,019
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,266	159,217	159,168	159,123	159,081

Total liabilities	22,557,024	21,381,574	20,389,437	19,550,176	19,161,120

Stockholders’ Equity:
Common stock, at par value	734	734	734	734	734
Warrants	66,912	66,912	66,912	66,912	66,912
Additional paid-in-capital	1,469,807	1,463,101	1,460,361	1,457,711	1,455,022
Retained earnings	2,165,410	2,055,549	1,952,934	1,841,497	1,691,292
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	237,549	210,878	185,570	105,631	(3,050)
Unrealized appreciation (depreciation) of securities, net of income taxes	252,905	104,457	145,166	(332,664)	(695,070)
Pension and postretirement benefits, net of income taxes	(16,066)	(16,126)	(13,354)	(14,373)	(14,456)

Total stockholders’ equity before treasury stock	4,177,251	3,885,505	3,798,323	3,125,448	2,501,384
Less treasury shares	(11,817)	(17,578)	(25,647)	(26,275)	(28,190)

Total stockholders’ equity	4,165,434	3,867,927	3,772,676	3,099,173	2,473,194

Total liabilities and stockholders’ equity	$26,722,458	$25,249,501	$24,162,113	$22,649,349	$21,634,314

Total stockholders’ equity, excluding AOCI	$3,691,046	$3,568,718	$3,455,294	$3,340,579	$3,185,770
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$902,961	$918,529	$801,406	$807,181	$786,748	$116,213	$902,961	$786,748	$116,213
Investment income, net of related expenses	113,461	114,276	107,088	104,616	102,561	10,900	113,461	102,561	10,900
Other revenue	598	1,121	586	920	570	28	598	570	28

Total revenues	1,017,020	1,033,926	909,080	912,717	889,879	127,141	1,017,020	889,879	127,141

Benefits and expenses:
Claims and other policy benefits	789,775	786,949	686,057	668,870	695,932	93,843	789,775	695,932	93,843
Interest credited	16,636	16,261	15,983	15,701	15,233	1,403	16,636	15,233	1,403
Policy acquisition costs and other insurance expenses	128,773	134,815	108,685	115,325	91,533	37,240	128,773	91,533	37,240
Other operating expenses	20,859	13,756	13,692	12,600	14,603	6,256	20,859	14,603	6,256

Total benefits and expenses	956,043	951,781	824,417	812,496	817,301	138,742	956,043	817,301	138,742

Operating income before income taxes	60,977	82,145	84,663	100,221	72,578	(11,601)	60,977	72,578	(11,601)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	60,977	82,145	84,663	100,221	72,578	(11,601)	60,977	72,578	(11,601)
Investment and Derivative (losses) gains — non-operating	2,848	(7,842)	(20,880)	(16,934)	(38,228)	41,076	2,848	(38,228)	41,076

Income before income taxes	$63,825	$74,303	$63,783	$83,287	$34,350	$29,475	$63,825	$34,350	$29,475

Loss and Expense Ratios:
Claims and other policy benefits	87.5%	85.7%	85.6%	82.9%	88.5%	-1.0%	87.5%	88.5%	-1.0%
Policy acquisition costs and other insurance expenses	14.3%	14.7%	13.6%	14.3%	11.6%	2.7%	14.3%	11.6%	2.7%
Other operating expenses	2.3%	1.5%	1.7%	1.6%	1.9%	0.4%	2.3%	1.9%	0.4%
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands except account values)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$11,877	$1,767	$1,744	$1,639	$1,709	$10,168	$11,877	$1,709	$10,168
Investment income, net of related expenses	96,449	109,871	115,777	105,167	55,827	40,622	96,449	55,827	40,622
Investment related gains (losses), net	(18)	(18)	(19)	(8)	—	(18)	(18)	—	(18)
Other revenue	20,893	19,029	19,452	16,962	15,123	5,770	20,893	15,123	5,770

Total revenues	129,201	130,649	136,954	123,760	72,659	56,542	129,201	72,659	56,542

Benefits and expenses:
Claims and other policy benefits	9,610	5,166	872	(341)	1,274	8,336	9,610	1,274	8,336
Interest credited	62,706	99,834	74,418	69,941	29,752	32,954	62,706	29,752	32,954
Policy acquisition costs and other insurance expenses	37,150	9,304	39,397	35,910	42,476	(5,326)	37,150	42,476	(5,326)
Other operating expenses	3,189	2,476	2,537	2,265	2,898	291	3,189	2,898	291

Total benefits and expenses	112,655	116,780	117,224	107,775	76,400	36,255	112,655	76,400	36,255

Operating income (loss) before income taxes	16,546	13,869	19,730	15,985	(3,741)	20,287	16,546	(3,741)	20,287

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	16,546	13,869	19,730	15,985	(3,741)	20,287	16,546	(3,741)	20,287
Investment and derivative (losses) gains — non-operating (1)	2,808	(50,539)	(7,714)	(139,792)	(23,360)	26,168	2,808	(23,360)	26,168
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	122,635	3,028	51,454	64,337	(40,425)	163,060	122,635	(40,425)	163,060
GMXB embedded derivatives (1)	7,171	46,120	10,127	161,237	35,213	(28,042)	7,171	35,213	(28,042)
Funds withheld losses (gains) — investment income	(82)	—	—	—	—	(82)	(82)	—	(82)
Funds withheld losses (gains) — policy acq. costs	81	—	—	—	—	81	81	—	81
EIA embedded derivatives — interest credited	22,422	(12,563)	5,248	12,772	8,124	14,298	22,422	8,124	14,298
EIA embedded derivatives — policy acq. costs	(3,250)	801	(191)	(1,748)	(1,304)	(1,946)	(3,250)	(1,304)	(1,946)
DAC offset, net	(103,769)	5,572	(40,780)	(92,846)	(1,529)	(102,240)	(103,769)	(1,529)	(102,240)

Income before income taxes	$64,562	$6,288	$37,874	$19,945	$(27,022)	$91,584	$64,562	$(27,022)	$91,584

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD millions)	2010	2009	2009	2009	2009
Annuity account values:

Fixed annuities (deferred)	$861	$876	$888	$902	$938

Net interest spread (fixed annuities):	2.4%	2.4%	3.3%	3.2%	2.7%

Equity-indexed annuities	$4,052	$4,031	$3,940	$3,885	$3,813

Variable annuities:
No riders	$1,251	$1,231	$1,195	$1,090	$1,041
GMDB only	82	79	75	65	58
GMIB only	6	6	6	5	4
GMAB only	63	62	60	54	48
GMWB only	1,622	1,563	1,501	1,327	1,180
GMDB / WB	455	437	415	361	316
Other	35	34	33	30	26

Total VA account values	$3,514	$3,412	$3,285	$2,932	$2,673

Fair value of liabilities associated with living benefit riders	$17	$24	$70	$80	$241

Other asset-intensive business:	$783	$679	$675	$671	$667
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Investment income, net of related expenses	$(51)	$(66)	$(56)	$(99)	$(65)	$14	$(51)	$(65)	$14
Other revenue	5,050	5,736	3,871	4,118	6,571	(1,521)	5,050	6,571	(1,521)

Total revenues	4,999	5,670	3,815	4,019	6,506	(1,507)	4,999	6,506	(1,507)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	526	299	289	262	338	188	526	338	188
Other operating expenses	1,279	751	779	801	679	600	1,279	679	600

Total benefits and expenses	1,805	1,050	1,068	1,063	1,017	788	1,805	1,017	788

Operating income before income taxes	3,194	4,620	2,747	2,956	5,489	(2,295)	3,194	5,489	(2,295)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	3,194	4,620	2,747	2,956	5,489	(2,295)	3,194	5,489	(2,295)
Investment and Derivative (losses) gains — non-operating	(9)	26	2	38	32	(41)	(9)	32	(41)

Income before income taxes	$3,185	$4,646	$2,749	$2,994	$5,521	$(2,336)	$3,185	$5,521	$(2,336)

RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$208,650	$168,483	$153,430	$154,862	$138,056	$70,594	$208,650	$138,056	$70,594
Investment income, net of related expenses	40,228	40,863	34,412	32,115	30,360	9,868	40,228	30,360	9,868
Investment related gains (losses), net	895	919	1,448	1,433	1,262	(367)	895	1,262	(367)
Other revenue	43	124	(69)	(618)	1,697	(1,654)	43	1,697	(1,654)

Total revenues	249,816	210,389	189,221	187,792	171,375	78,441	249,816	171,375	78,441

Benefits and expenses:
Claims and other policy benefits	172,516	133,757	123,357	128,312	115,635	56,881	172,516	115,635	56,881
Interest credited	—	—	—	27	48	(48)	—	48	(48)
Policy acquisition costs and other insurance expenses	54,441	39,312	38,244	36,367	33,067	21,374	54,441	33,067	21,374
Other operating expenses	6,841	6,585	5,798	5,523	4,868	1,973	6,841	4,868	1,973

Total benefits and expenses	233,798	179,654	167,399	170,229	153,618	80,180	233,798	153,618	80,180

Operating income before income taxes	16,018	30,735	21,822	17,563	17,757	(1,739)	16,018	17,757	(1,739)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	16,018	30,735	21,822	17,563	17,757	(1,739)	16,018	17,757	(1,739)
Investment and Derivative (losses) gains — non-operating	2,955	15,053	(2,975)	7,951	(1,571)	4,526	2,955	(1,571)	4,526

Income before income taxes	$18,973	$45,788	$18,847	$25,514	$16,186	$2,787	$18,973	$16,186	$2,787

Loss and Expense Ratios:
Loss ratios (creditor business)	41.2%	19.7%	37.7%	44.1%	41.2%	0.0%	41.2%	41.2%	0.0%
Loss ratios (excluding creditor business)	106.8%	98.6%	94.9%	98.6%	99.4%	7.4%	106.8%	99.4%	7.4%
Claims and other policy benefits / (net premiums + investment income)	69.3%	63.9%	65.7%	68.6%	68.7%	0.6%	69.3%	68.7%	0.6%
Policy acquisition costs and other insurance expenses	26.1%	23.3%	24.9%	23.5%	24.0%	2.1%	26.1%	24.0%	2.1%
Other operating expenses	3.3%	3.9%	3.8%	3.6%	3.5%	-0.2%	3.3%	3.5%	-0.2%

Foreign currency effect on*:
Net premiums	$33,557	$21,267	$(7,826)	$(22,954)	$(32,673)	$66,230	$33,557	$(32,673)	$66,230
Operating income before income taxes	$1,373	$5,038	$(1,048)	$(3,697)	$(5,477)	$6,850	$1,373	$(5,477)	$6,850

Creditor reinsurance net premiums	$76,712	$40,977	$38,903	$44,674	$37,119	$39,593	$76,712	$37,119	$39,593

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

*	Represents effect as compared to comparable prior year period
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$217,652	$224,510	$204,169	$180,017	$173,256	$44,396	$217,652	$173,256	$44,396
Investment income, net of related expenses	7,832	8,869	8,502	8,120	6,749	1,083	7,832	6,749	1,083
Other revenue	838	10,536	102	538	260	578	838	260	578

Total revenues	226,322	243,915	212,773	188,675	180,265	46,057	226,322	180,265	46,057

Benefits and expenses:
Claims and other policy benefits	180,016	201,131	164,118	147,018	144,218	35,798	180,016	144,218	35,798
Policy acquisition costs and other insurance expenses	13,398	(4,710)	21,277	10,369	10,817	2,581	13,398	10,817	2,581
Other operating expenses	22,710	23,608	20,665	18,911	17,117	5,593	22,710	17,117	5,593

Total benefits and expenses	216,124	220,029	206,060	176,298	172,152	43,972	216,124	172,152	43,972

Operating income before income taxes	10,198	23,886	6,713	12,377	8,113	2,085	10,198	8,113	2,085

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	10,198	23,886	6,713	12,377	8,113	2,085	10,198	8,113	2,085
Investment and Derivative (losses) gains — non-operating	459	576	268	(14)	422	37	459	422	37

Income before income taxes	$10,657	$24,462	$6,981	$12,363	$8,535	$2,122	$10,657	$8,535	$2,122

Loss and Expense Ratios:
Claims and other policy benefits	82.7%	89.6%	80.4%	81.7%	83.2%	-0.5%	82.7%	83.2%	-0.5%
Policy acquisition costs and other insurance expenses	6.2%	-2.1%	10.4%	5.8%	6.2%	0.0%	6.2%	6.2%	0.0%
Other operating expenses	10.4%	10.5%	10.1%	10.5%	9.9%	0.5%	10.4%	9.9%	0.5%

Foreign currency effect on*:
Net premiums	$20,109	$15,308	$(24,713)	$(41,195)	$(56,890)	$76,999	$20,109	$(56,890)	$76,999
Operating income before income taxes	$334	$4,672	$(614)	$(1,747)	$(3,991)	$4,325	$334	$(3,991)	$4,325

Critical illness net premiums	$55,874	$58,898	$54,206	$52,697	$46,323	$9,551	$55,874	$46,323	$9,551

*	Represents effect as compared to comparable prior year period
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$285,818	$283,419	$242,350	$229,430	$243,728	$42,090	$285,818	$243,728	$42,090
Investment income, net of related expenses	17,264	18,107	15,654	14,877	12,697	4,567	17,264	12,697	4,567
Investment related gains (losses), net	707	824	—	—	—	707	707	—	707
Other revenue	6,187	5,887	4,942	4,471	9,729	(3,542)	6,187	9,729	(3,542)

Total revenues	309,976	308,237	262,946	248,778	266,154	43,822	309,976	266,154	43,822

Benefits and expenses:
Claims and other policy benefits	223,096	243,012	182,070	179,556	212,414	10,682	223,096	212,414	10,682
Policy acquisition costs and other insurance expenses	37,930	17,617	31,833	26,526	30,429	7,501	37,930	30,429	7,501
Other operating expenses	22,385	22,811	21,072	18,031	16,171	6,214	22,385	16,171	6,214

Total benefits and expenses	283,411	283,440	234,975	224,113	259,014	24,397	283,411	259,014	24,397

Operating income before income taxes	26,565	24,797	27,971	24,665	7,140	19,425	26,565	7,140	19,425

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	26,565	24,797	27,971	24,665	7,140	19,425	26,565	7,140	19,425
Investment and Derivative (losses) gains — non-operating	(120)	(1,269)	2,954	855	(3,567)	3,447	(120)	(3,567)	3,447

Income before income taxes	$26,445	$23,528	$30,925	$25,520	$3,573	$22,872	$26,445	$3,573	$22,872

Loss and Expense Ratios:
Claims and other policy benefits	78.1%	85.7%	75.1%	78.3%	87.2%	-9.1%	78.1%	87.2%	-9.1%
Policy acquisition costs and other insurance expenses	13.3%	6.2%	13.1%	11.6%	12.5%	0.8%	13.3%	12.5%	0.8%
Other operating expenses	7.8%	8.0%	8.7%	7.9%	6.6%	1.2%	7.8%	6.6%	1.2%

Foreign currency effect on*:
Net premiums	$50,307	$45,215	$(8,996)	$(39,082)	$(55,173)	$105,480	$50,307	$(55,173)	$105,480
Operating income before income taxes	$3,577	$2,864	$791	$(2,785)	$(246)	$3,823	$3,577	$(246)	$3,823

Critical illness net premiums	$21,958	$52,311	$45,473	$29,223	$54,152	$(32,194)	$21,958	$54,152	$(32,194)

*	Represents effect as compared to comparable prior year period
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income
(Includes A&H beginning 1/1/09)

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,506	$2,046	$2,080	$2,052	$2,550	$(1,044)	$1,506	$2,550	$(1,044)
Investment income, net of related expenses	29,157	23,239	18,094	19,840	15,067	14,090	29,157	15,067	14,090
Investment related gains (losses), net	166	666	(35)	(17)	—	166	166	—	166
Other revenue	2,669	1,626	3,088	9,895	(91)	2,760	2,669	(91)	2,760

Total revenues	33,498	27,577	23,227	31,770	17,526	15,972	33,498	17,526	15,972

Benefits and expenses:
Claims and other policy benefits	167	160	(663)	281	271	(104)	167	271	(104)
Interest credited	14	121	—	—	—	14	14	—	14
Policy acquisition costs and other insurance expenses	(12,854)	(10,931)	(8,907)	(10,950)	(12,692)	(162)	(12,854)	(12,692)	(162)
Other operating expenses	13,936	10,545	11,860	12,964	10,413	3,523	13,936	10,413	3,523
Interest expense	15,449	22,985	5,243	19,595	22,117	(6,668)	15,449	22,117	(6,668)
Collateral finance facility expense	1,806	1,866	2,031	2,057	2,314	(508)	1,806	2,314	(508)

Total benefits and expenses	18,518	24,746	9,564	23,947	22,423	(3,905)	18,518	22,423	(3,905)

Operating income (loss) before income taxes	14,980	2,831	13,663	7,823	(4,897)	19,877	14,980	(4,897)	19,877

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	14,980	2,831	13,663	7,823	(4,897)	19,877	14,980	(4,897)	19,877
Investment and Derivative (losses) gains — non-operating	(9,312)	(21,681)	7,729	(898)	(2,040)	(7,272)	(9,312)	(2,040)	(7,272)
Gain on debt repurchase	—	—	—	38,875	—	—	—	—	—

Income before income taxes	$5,668	$(18,850)	$21,392	$45,800	$(6,937)	$12,605	$5,668	$(6,937)	$12,605

Foreign currency effect on*:
Net premiums	$1	$16	$18	$22	$46	$(45)	$1	$46	$(45)
Operating income before income taxes	$4,213	$747	$(693)	$(1,437)	$(1,279)	$5,492	$4,213	$(1,279)	$5,492

*	Represents effect as compared to comparable prior year period
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
U.S. Traditional	$60,977	$82,145	$84,663	$100,221	$72,578	$(11,601)	$60,977	$72,578	$(11,601)
U.S. Asset Intensive	16,546	13,869	19,730	15,985	(3,741)	20,287	16,546	(3,741)	20,287
U.S. Financial Reinsurance	3,194	4,620	2,747	2,956	5,489	(2,295)	3,194	5,489	(2,295)

Total U.S. Segment	80,717	100,634	107,140	119,162	74,326	6,391	80,717	74,326	6,391
Canadian Segment	16,018	30,735	21,822	17,563	17,757	(1,739)	16,018	17,757	(1,739)
Europe & South Africa Segment	10,198	23,886	6,713	12,377	8,113	2,085	10,198	8,113	2,085
Asia Pacific Segment	26,565	24,797	27,971	24,665	7,140	19,425	26,565	7,140	19,425
Corporate and Other	14,980	2,831	13,663	7,823	(4,897)	19,877	14,980	(4,897)	19,877

Consolidated	$148,478	$182,883	$177,309	$181,590	$102,439	$46,039	$148,478	$102,439	$46,039

RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments

Cash and Invested Assets
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2010	2009	2009	2009	2009
Fixed maturity securities, available-for-sale	$12,775,342	$11,763,358	$10,986,825	$9,842,793	$8,831,920
Mortgage loans on real estate	797,272	791,668	736,982	757,501	764,038
Policy loans	1,162,723	1,136,564	1,079,051	1,085,752	1,081,030
Funds withheld at interest	5,180,300	4,895,356	4,820,534	4,675,191	4,505,054
Short-term investments	79,160	121,060	89,372	53,953	54,552
Other invested assets	564,753	516,086	516,079	482,028	582,784
Cash and cash equivalents	525,360	512,027	546,882	416,947	586,542

Total cash and invested assets	$21,084,910	$19,736,119	$18,775,725	$17,314,165	$16,405,920

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Average invested assets at amortized cost	$15,062,452	$14,180,733	$13,340,365	$12,976,510	$12,776,598	$2,285,854	$15,062,452	$12,776,598	$2,285,854
Net investment income	$215,295	$203,150	$186,457	$183,823	$174,300	$40,995	$215,295	$174,300	$40,995
Investment yield (ratio of net investment income to average invested assets)	5.84%	5.85%	5.71%	5.79%	5.57%	0.27%	5.84%	5.57%	0.27%
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

March 31, 2010						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
U.S. corporate securities	$4,132,546	$221,954	$111,592	$4,242,908	33.2%	$—
Canadian and Canadian provincial governments	2,095,683	423,386	23,233	2,495,836	19.5%	—
Residential mortgage-backed securities	1,604,022	37,663	65,520	1,576,165	12.3%	(7,271)
Foreign corporate securities	1,848,904	90,084	23,819	1,915,169	15.0%	—
Asset-backed securities	516,924	12,224	70,484	458,664	3.6%	(2,194)
Commercial mortgage-backed securities	1,222,346	41,599	139,209	1,124,736	8.8%	(15,779)
U.S. government and agencies	437,464	1,148	6,710	431,902	3.4%	—
State and political subdivisions	107,212	233	12,135	95,310	0.8%	—
Other foreign government securities	442,124	2,605	10,077	434,652	3.4%	—

Total fixed maturity securities	$12,407,225	$830,896	$462,779	$12,775,342	100.0%	$(25,244)

Non-redeemable preferred stock	123,107	3,167	7,433	118,841	68.6%
Common stock	50,611	4,272	492	54,391	31.4%

Total equity securities	$173,718	$7,439	$7,925	$173,232	100.0%

December 31, 2009						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
U.S. corporate securities	$3,689,797	$180,635	$147,384	$3,723,048	31.7%	$—
Canadian and Canadian provincial governments	1,984,475	394,498	25,746	2,353,227	20.0%	—
Residential mortgage-backed securities	1,494,021	32,538	70,015	1,456,544	12.4%	(7,018)
Foreign corporate securities	1,627,806	77,340	33,398	1,671,748	14.2%	—
Asset-backed securities	522,760	9,307	80,131	451,936	3.8%	(2,194)
Commercial mortgage-backed securities	1,177,621	20,670	169,427	1,028,864	8.7%	(13,690)
U.S. government and agencies	540,001	1,085	15,027	526,059	4.5%	—
State and political subdivisions	107,233	273	17,744	89,762	0.8%	—
Other foreign government securities	473,243	2,198	13,271	462,170	3.9%	—

Total fixed maturity securities	$11,616,957	$718,544	$572,143	$11,763,358	100.0%	$(22,902)

Non-redeemable preferred stock	123,648	1,878	12,328	113,198	66.0%
Common stock	58,008	760	409	58,359	34.0%

Total equity securities	$181,656	$2,638	$12,737	$171,557	100.0%

RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	March 31, 2010				December 31, 2009
				Average Credit				Average Credit
(USD thousands)	Amortized Cost	Estimated Fair Value	% of Total	Ratings	Amortized Cost	Estimated Fair Value	% of Total	Ratings
Financial Institutions
Banking	$1,556,004	$1,553,238	24.5%	A+	$1,372,940	$1,334,155	23.9%	A+
Brokerage	84,608	87,124	1.4%	A-	87,168	87,747	1.6%	A-
Finance Comp.	261,519	266,500	4.2%	A	239,659	237,719	4.3%	A+
Insurance	388,013	399,784	6.3%	A-	374,486	366,893	6.6%	A-
REITs	170,473	173,629	2.8%	BBB	138,727	139,455	2.5%	BBB
Other Finance	233,312	216,621	3.4%	A-	221,449	195,238	3.5%	A-

Total Financial Institutions	2,693,929	2,696,896	42.6%		2,434,429	2,361,207	42.4%
Industrials
Basic	255,865	274,867	4.4%	BBB	244,242	261,135	4.7%	BBB
Capital Goods	264,847	280,434	4.4%	BBB+	235,090	247,594	4.4%	BBB+
Communications	505,663	548,704	8.7%	BBB+	444,939	485,405	8.7%	BBB+
Consumer Cyclical	276,322	284,649	4.5%	BBB	242,206	247,077	4.4%	BBB
Consumer Noncyclical	497,742	525,118	8.3%	BBB+	396,739	419,161	7.5%	BBB+
Energy	368,003	397,625	6.3%	BBB+	330,748	356,716	6.4%	BBB+
Technology	160,026	166,514	2.6%	BBB+	114,795	119,548	2.1%	BBB+
Transportation	209,341	217,137	3.4%	BBB	205,776	209,048	3.8%	BBB
Other Industrial	61,608	39,453	0.6%	BBB	62,175	39,414	0.7%	BBB-

Total Industrials	2,599,417	2,734,501	43.2%		2,276,710	2,385,098	42.7%
Utilities
Electric	555,108	570,564	9.0%	BBB+	512,898	525,379	9.4%	BBB+
Natural Gas	261,721	280,941	4.4%	BBB+	246,329	262,064	4.7%	BBB+
Other Utility	26,387	29,735	0.5%	A-	26,830	27,940	0.5%	A-

Total Utilities	843,216	881,240	13.9%		786,057	815,383	14.6%
Other Sectors	18,606	18,673	0.3%	AA	19,203	19,219	0.3%	AA

Total	$6,155,168	$6,331,310	100.0%		$5,516,399	$5,580,907	100.0%

RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

		March 31, 2010			December 31, 2009			September 30, 2009			June 30, 2009			March 31, 2009
(USD thousands) NAIC Designation	Rating Agency Designation	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$3,669,930	$3,668,484	28.7%	$3,726,020	$3,664,665	31.2%	$3,131,946	$3,079,633	28.0%	$2,936,383	$2,750,636	27.9%	$2,887,693	$2,631,984	29.8%
1	AA	2,905,244	3,122,295	24.5%	2,527,944	2,684,878	22.8%	2,394,642	2,613,347	23.8%	2,346,453	2,372,392	24.1%	2,205,621	2,188,305	24.8%
1	A	2,436,385	2,630,133	20.6%	2,203,848	2,367,377	20.1%	2,143,244	2,319,194	21.1%	2,051,459	2,030,369	20.6%	1,952,386	1,777,195	20.1%
2	BBB	2,561,843	2,658,713	20.8%	2,401,885	2,433,144	20.7%	2,413,362	2,430,079	22.1%	2,377,473	2,212,591	22.5%	2,284,836	1,877,063	21.3%
3	BB	472,151	417,253	3.3%	455,539	381,242	3.3%	391,699	331,939	3.0%	413,840	322,158	3.3%	386,137	260,276	2.9%
4	B	253,930	185,177	1.4%	210,252	145,206	1.2%	186,547	135,107	1.3%	134,827	94,647	1.0%	88,213	53,946	0.6%
5	CCC and lower	94,537	77,652	0.6%	75,486	70,165	0.6%	95,973	64,093	0.6%	79,407	53,901	0.5%	61,502	36,804	0.4%
6	In or near default	13,205	15,635	0.1%	15,983	16,681	0.1%	13,109	13,433	0.1%	6,018	6,099	0.1%	7,061	6,347	0.1%

	Total	$12,407,225	$12,775,342		$11,616,957	$11,763,358		$10,770,522	$10,986,825		$10,345,860	$9,842,793		$9,873,449	$8,831,920

Structured Fixed Maturity Securities

	March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
(USD thousands)	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$744,920	$776,013	$771,787	$797,354	$754,676	$786,735	$736,056	$760,316	$796,869	$829,447
Non-agency	859,102	800,152	722,234	659,190	595,863	542,333	466,832	397,988	447,844	377,842

Total residential mortgage-backed securities	1,604,022	1,576,165	1,494,021	1,456,544	1,350,539	1,329,068	1,202,888	1,158,304	1,244,713	1,207,289
Commercial mortgage-backed securities	1,222,346	1,124,736	1,177,621	1,028,864	1,086,558	882,350	1,086,649	812,312	1,087,722	721,992
Asset-backed securities	516,924	458,664	522,760	451,936	545,194	449,252	503,191	377,382	511,088	385,205

Total	$3,343,292	$3,159,565	$3,194,402	$2,937,344	$2,982,291	$2,660,670	$2,792,728	$2,347,998	$2,843,523	$2,314,486

RGA Quarterly Financial Supplement

Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

March 31, 2010
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$18,571	$15,912	$37,696	$31,245	$17,036	$10,433
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—

Total	$18,571	$15,912	$37,696	$31,245	$17,036	$10,433

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$18,129	$10,355	$53,236	$27,433	$144,668	$95,378
2006	4,985	1,493	4,566	2,756	9,551	4,249
2007	—	—	11,542	7,415	11,542	7,415
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—

Total	$23,114	$11,848	$69,344	$37,604	$165,761	$107,042

December 31, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

Total	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$24,394	$12,593	$39,203	$18,686	$143,303	$92,852
2006	4,985	1,507	4,566	2,563	9,551	4,070
2007	—	—	11,709	7,372	11,709	7,372
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

Total	$29,379	$14,100	$55,478	$28,621	$164,563	$104,294

RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
(Includes Funds Withheld Portfolios)

	March 31, 2010
	AAA		AA		A
(USD thousands)						Estimated Fair
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Value
2005 & Prior	$341,086	$355,236	$65,565	$58,017	$93,514	$77,147
2006	300,956	304,161	51,473	52,184	42,014	39,485
2007	234,037	239,009	6,025	5,390	85,344	81,240
2008	28,933	31,935	37,924	37,720	—	—
2009	15,927	16,567	3,091	3,237	—	—
2010	4,747	4,982	—	—	—	—

Total	$925,686	$951,890	$164,078	$156,548	$220,872	$197,872

	BBB		Below Investment Grade		Total
						Estimated Fair
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Value
2005 & Prior	$59,286	$45,313	$33,199	$24,247	$592,650	$559,960
2006	34,491	26,875	53,854	27,475	482,788	450,180
2007	86,316	78,408	131,458	60,346	543,180	464,393
2008	—	—	24,064	12,160	90,921	81,815
2009	—	—	—	—	19,018	19,804
2010	—	—	—	—	4,747	4,982

Total	$180,093	$150,596	$242,575	$124,228	$1,733,304	$1,581,134

NOTE: Totals include directly held investments with amortized cost of $1,222.3 million and fair value of $1,124.7 million as well as investments in funds withheld with amortized cost of $511.0 million and fair value of $456.4 million.

	December 31, 2009
	AAA		AA		A
(USD thousands)						Estimated Fair
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Value
2005 & Prior	$398,619	$403,551	$57,602	$51,754	$75,449	$55,124
2006	292,369	280,475	41,649	34,854	41,128	34,859
2007	223,827	216,853	6,922	2,267	64,860	56,996
2008	19,050	19,790	29,211	26,617	—	—
2009	16,638	16,422	1,485	1,532	—	—

Total	$950,503	$937,091	$136,869	$117,024	$181,437	$146,979

	BBB		Below Investment Grade		Total
						Estimated Fair
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Value
2005 & Prior	$47,616	$33,986	$28,298	$19,457	$607,584	$563,872
2006	26,257	19,091	47,951	22,392	449,354	391,671
2007	82,460	68,428	128,193	62,440	506,262	406,984
2008	—	—	25,384	12,204	73,645	58,611
2009	—	—	—	—	18,123	17,954

Total	$156,333	$121,505	$229,826	$116,493	$1,654,968	$1,439,092

NOTE: Totals include directly held investments with amortized cost of $1,177.6 million and fair value of $1,028.9 million as well as investments in funds withheld with amortized cost of $477.4 million and fair value of $410.2 million.
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments

Gross Unrealized Losses Aging
Fixed Maturity Securities

	March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$198,928	42.3%	$248,145	42.4%	$219,984	32.0%	$304,595	28.6%	$320,296	20.6%
20% or more for less than six months	59,530	12.6%	67,435	11.5%	67,306	9.8%	152,606	14.4%	406,885	26.2%
20% or more for six months or greater	204,321	43.4%	256,563	43.9%	369,459	53.8%	556,117	52.3%	735,831	47.4%

Total	$462,779	98.3%	$572,143	97.8%	$656,749	95.6%	$1,013,318	95.3%	$1,463,012	94.2%

Equity Securities

	March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$4,696	1.0%	$5,930	1.0%	$4,748	0.7%	$5,452	0.5%	$1,070	0.1%
20% or more for less than six months	1,883	0.4%	1,887	0.3%	1,819	0.2%	3,951	0.4%	10,675	0.7%
20% or more for six months or greater	1,346	0.3%	4,920	0.9%	23,898	3.5%	40,910	3.8%	78,062	5.0%

Total	$7,925	1.7%	$12,737	2.2%	$30,465	4.4%	$50,313	4.7%	$89,807	5.8%

RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments

Fixed Maturities and Equity Securities Below Amortized Cost

	As of March 31, 2010
	Less than 12 months		Equal to or greater than 12 months		Total
(USD thousands)	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
U.S. corporate securities	$507,724	$28,141	$498,597	$60,018	$1,006,321	$88,159
Canadian and Canadian provincial governments	482,084	12,395	150,267	10,838	632,351	23,233
Residential mortgage-backed securities	464,045	22,821	162,036	15,268	626,081	38,089
Foreign corporate securities	362,369	1,646	212,686	18,818	575,055	20,464
Asset-backed securities	20,808	24	135,204	44,549	156,012	44,573
Commercial mortgage-backed securities	85,112	7,873	263,683	48,237	348,795	56,110
U.S. government and agencies	375,085	6,710	—	—	375,085	6,710
State and political subdivisions	29,277	1,860	50,302	8,909	79,579	10,769
Other foreign government securities	229,374	4,683	68,072	5,394	297,446	10,077

Investment grade securities	2,555,878	86,153	1,540,847	212,031	4,096,725	298,184

Non-investment grade securities:
U.S. corporate securities	12,292	8,243	151,348	15,190	163,640	23,433
Asset-backed securities	8,161	3,953	33,548	21,958	41,709	25,911
Foreign corporate securities	—	—	635	3,355	635	3,355
Residential mortgage-backed securities	11,430	1,307	73,570	26,124	85,000	27,431
Commercial mortgage-backed securities	—	—	55,656	83,099	55,656	83,099
State and political subdivisions	—	—	6,730	1,366	6,730	1,366

Non-investment grade securities	31,883	13,503	321,487	151,092	353,370	164,595

Total fixed maturity securities	$2,587,761	$99,656	$1,862,334	$363,123	$4,450,095	$462,779

Non-redeemable preferred stock	19,547	499	46,903	6,934	66,450	7,433
Common stock	625	—	7,658	492	8,283	492

Equity securities	$20,172	$499	$54,561	$7,426	$74,733	$7,925

Total number of securities in an unrealized loss position	539		628		1,167

	As of December 31, 2009
	Less than 12 months		Equal to or greater than 12 months		Total
(USD thousands)	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
U.S. corporate securities	$373,049	$27,625	$679,908	$89,711	$1,052,957	$117,336
Canadian and Canadian provincial governments	494,718	15,374	135,315	10,372	630,033	25,746
Residential mortgage-backed securities	402,642	23,671	197,320	20,185	599,962	43,856
Foreign corporate securities	362,406	5,262	182,300	24,693	544,706	29,955
Asset-backed securities	48,651	1,927	166,603	57,262	215,254	59,189
Commercial mortgage-backed securities	177,360	10,312	425,793	79,297	603,153	89,609
U.S. government and agencies	496,514	15,027	—	—	496,514	15,027
State and political subdivisions	34,612	3,397	40,945	11,437	75,557	14,834
Other foreign government securities	240,216	8,370	30,321	4,901	270,537	13,271

Investment grade securities	2,630,168	110,965	1,858,505	297,858	4,488,673	408,823

Non-investment grade securities:
U.S. corporate securities	41,977	12,293	169,775	20,405	211,752	32,698
Asset-backed securities	238	2,256	23,242	16,044	23,480	18,300
Foreign corporate securities	1,755	17	3,537	3,418	5,292	3,435
Residential mortgage-backed securities	10,657	1,909	66,756	24,250	77,413	26,159
Commercial mortgage-backed securities	—	—	57,179	79,818	57,179	79,818
State and political subdivisions	—	—	5,170	2,910	5,170	2,910

Non-investment grade securities	54,627	16,475	325,659	146,845	380,286	163,320

Total fixed maturity securities	$2,684,795	$127,440	$2,184,164	$444,703	$4,868,959	$572,143

Non-redeemable preferred stock	8,320	1,263	68,037	11,065	76,357	12,328
Common stock	5	15	7,950	394	7,955	409

Equity securities	$8,325	$1,278	$75,987	$11,459	$84,312	$12,737

Total number of securities in an unrealized loss position	603		744		1,347
RGA Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY	March 31,	March 31,
(USD thousands)	2010	2009	2009	2009	2009	Quarter	2010	2009	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(7,430)	$(40,552)	$(16,945)	$(36,942)	$(34,395)	$26,965	$(7,430)	$(34,395)	$26,965
Portion of loss recognized in other accumulated comprehensive income (before taxes)	2,344	3,910	(4,000)	16,135	—	2,344	2,344	—	2,344

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(5,086)	(36,642)	(20,945)	(20,807)	(34,395)	29,309	(5,086)	(34,395)	29,309
Impairment losses on equity securities	(22)	(5,628)	—	—	(5,430)	5,408	(22)	(5,430)	5,408
Gain on investment activity	16,099	44,538	31,823	25,281	12,230	3,869	16,099	12,230	3,869
Loss on investment activity	(8,532)	(10,728)	(23,782)	(18,828)	(19,649)	11,117	(8,532)	(19,649)	11,117

Net gain/(loss) on fixed maturity and equity securities	2,459	(8,460)	(12,904)	(14,354)	(47,244)	49,703	2,459	(47,244)	49,703

Other impairment losses	(1,230)	(715)	(4,790)	(1,269)	(1,697)	467	(1,230)	(1,697)	467
Other non-derivative gain/(loss), net	(448)	1,344	4,003	4,267	2,127	(2,575)	(448)	2,127	(2,575)

Free-standing Derivatives:
Credit Default Swaps	776	3,358	2,919	9,288	(1,911)	2,687	776	(1,911)	2,687
Interest Rate Swaps	11,341	(49,213)	26,378	(99,016)	(38,864)	50,205	11,341	(38,864)	50,205
Futures	(11,745)	(9,942)	(36,951)	(48,059)	22,311	(34,056)	(11,745)	22,311	(34,056)
Other	1,055	1,373	213	592	270	785	1,055	270	785
Currency Forwards	(829)	(1,030)	1,910	1,165	(2,042)	1,213	(829)	(2,042)	1,213

Total free-standing derivatives	598	(55,454)	(5,531)	(136,030)	(20,236)	20,834	598	(20,236)	20,834

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	122,635	3,028	51,454	64,337	(40,425)	163,060	122,635	(40,425)	163,060
GMXB	7,171	46,120	10,127	161,237	35,213	(28,042)	7,171	35,213	(28,042)

Total embedded derivatives	129,806	49,148	61,581	225,574	(5,212)	135,018	129,806	(5,212)	135,018

Net gain/(loss) on total derivatives	130,404	(6,306)	56,050	89,544	(25,448)	155,852	130,404	(25,448)	155,852

Total investment related gains (losses), net	$131,185	$(14,137)	$42,359	$78,188	$(72,262)	$203,447	$131,185	$(72,262)	$203,447

RGA Quarterly Financial Supplement